                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 6, 1995


                                WORLDCORP, INC.
              (Exact name of registrant as specified in charter)

   Virginia                       1-5351                       94-3040585
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)              Identification No.)
incorporation)

13873 Park Center Road, Suite 490, Harndon, Virginia    22701
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (703) 834-9200

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Item 5.  Other Events
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     This Current Report on Form 8-K is being filed in order to file as an exhibit a press release issued on April 6, 1995, by WorldCorp, Inc. (the "Company") announcing that its majority owned subsidiary US Order, Inc. ("US Order") had filed a registration statement on Form S-1 with the Securities and Exchange Commission to register 3,500,000 shares of US Order's common stock, of which 2,800,000 are to be offered by US Order and 700,000 are to be offered by the Company. The Company's press release states that it will use the proceeds from the sale of its US Order common stock to reduce debt.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1994, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WORLDCORP, INC.

Date: April 10, 1995            By: _____________________________________
                                    T. Coleman Andrews, III
                                    President and Chief
                                    Executive Officer


                                      -3-
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                               INDEX TO EXHIBITS

99.1        Press release dated April 6, 1995.


                                      -4-

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CONTACT:  T. Coleman Andrews
          Chief Executive Officer & President
          (703)834-9201
               or
          Doug Poretz
          (703)506-1778

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------
                                                           April 7, 1995

            WORLDCORP TO OFFER EQUITY CARVE-OUT OF US ORDER SHARES
            ------------------------------------------------------
                       S-1 Registration Statement Filed


     HERNDON, VIRGINIA, APRIL 7, 1995 - WorldCorp (NYSE:WOA) announced that its majority-owned subsidiary, US Order, Inc., yesterday filed with the Securities and Exchange Commission a registration statement on Form S-1 to register 3,500,000 shares (exclusive of the underwriters' over-allotment option) of US Order's common stock, par value $.001 per share. Of the 3,500,000 shares to be registered, 2,800,000 are being issued and sold by US Order, and 700,000 shares are being sold by WorldCorp. If the sale is successfully completed, WorldCorp, which currently owns 89% of US Order shares, would use proceeds from the sale to reduce debt and would own 67% of US Order after a completed offering. Approximately 14.6 million shares of US Order common stock will be outstanding after the offering.

     US Order announced that Salomon Brothers Inc., First Albany Corporation and L.H. Friend, Weinress, Frankson & Presson, Inc. will be the managing underwriters. Sales to the public are anticipated to commence in mid-June 1995.

     A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This release does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

     A written prospectus relating to the offering may be obtained by writing to Alex Valentin, Salomon Brothers Inc., 140 58th Street, Brooklyn, New York 11220 or by telephoning Salomon Brothers, Inc. at (718)567-2246.

     WorldCorp owns majority positions in companies that operate in two distinct business areas: transaction processing (through US Order), and air transportation (through World Airways). Knight Ridder (NYSE:KRI) is an equity investor in US Order. MHS Berhad of Malaysia (KLSE:MHS) is an equity investor in World Airways.